Exhibit 10.1

RESALE REGISTRATION RIGHTS AGREEMENT

This Resale Registration Rights Agreement, dated as of July 25, 2019 (this “Agreement”), has been entered into by and among Senseonics Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Guarantors (as defined below) party hereto from time to time, including Senseonics, Incorporated, a Delaware corporation (“Senseonics”), and Jefferies LLC (“Jefferies”).

Background

In connection with the Purchase Agreement, dated as of July 17, 2019 (the “Purchase Agreement”), by and among the parties hereto, pursuant to which Jefferies, as initial purchaser, is purchasing from the Company $82 million in aggregate principal amount of 5.25% Convertible Senior Notes due 2025 (the “Notes”) of the Company, the Company and the Subsidiary Guarantors have agreed to provide to the purchasers to whom Jefferies resells the Notes and any subsequent holders of the Notes and/or of the shares of Common Stock (as defined below) that may be issued upon conversion of the Notes pursuant to the terms of the Indenture (as defined below) (such shares, the “Conversion Shares”) certain resale registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (together, the “Securities Act”), and applicable state securities laws.

Agreement

In light of the above, the Company, the Subsidiary Guarantors and Jefferies hereby agree as follows:

1.                                      Definitions.

As used in this Agreement, the following terms will have the respective meanings set forth in this Section 1:

“Additional Interest” has the meaning set forth in the Indenture.

“Advice” has the meaning set forth in Section 2(d)(iv)

“Business Day” means (i) a day on which the Common Stock is traded on a Trading Market, (ii) if the Common Stock is not listed on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) or (iii) in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to remain closed.

“Commission” means the Securities and Exchange Commission or any successor agency.

“Common Stock” means the Company’s common stock, par value $0.001 per share.

“Company” has the meaning set forth in the preamble.

“Conversion Shares” has the meaning set forth in the preamble.

“Discontinuance Notice” has the meaning set forth in Section 3(d).

“Effective Date” means, with respect to any Registration Statement, the date on which the Commission first declares effective such Registration Statement.

“Effectiveness Deadline” means, with respect to the Registration Statement filed pursuant to Section 2(a), ninety (90) calendar days after the Filing Deadline.

“Effectiveness Period” has the meaning set forth in Section 2(a)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means September 8, 2019.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization performing similar functions.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Indenture” means the Indenture dated as of the date hereof among the Company, Senseonics, as subsidiary guarantor, and U.S. Bank, National Association, as trustee, as supplemented by any supplements or amendments thereto.

“Losses” has the meaning set forth in Section 5(a).

“Notes” has the meaning set forth in the preamble.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus, any free-writing prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means (i) the Conversion Shares; (ii) any capital stock of the Company issued or issuable with respect to the Conversion Shares or the Notes, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged, in each case, without regard to any limitations on conversion of the Notes (the securities pursuant to (i) and (ii) collectively, the “Shares”); and (iii) the Notes, including the subsidiary guarantees of the Subsidiary Guarantors under the Notes. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement; (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met and the legend restricting further transfer has been removed from the certificate for such securities; or (iii) such securities are no longer outstanding.

“Registration Default” has the meaning set forth in Section 2(c).

“Registration Statement” means a registration statement filed pursuant to the terms hereof and which covers the resale by the Holders, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein. For the avoidance of doubt, “Registration Statement” means the initial registration statement described above in this paragraph and any additional registration statement or registration statements that are needed to sell additional Registrable Securities with the effect that the obligations of the Company under this Agreement also extend to such additional registration statement or registration statements, in all cases, as specified in this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” has the meaning set forth in the preamble.

“Purchase Agreement” has the meaning set forth in the preamble.

“Selling Holder Questionnaire” has the meaning set forth in Section 2(d)(i).

“Senseonics” has the meaning set forth in the preamble.

“Subsequent Form S-3” has the meaning set forth in Section 3(g).

“Subsidiary Guarantor” means each subsidiary of the Company that is or, after the date of this Agreement, becomes a subsidiary guarantor under the Notes and Indenture, including Senseonics.

“Suspension Notice” has the meaning set forth in Section 2(b).

“Suspension Period” has the meaning set forth in Section 2(b).

“Trading Market” means whichever of the NYSE American, New York Stock Exchange, the NASDAQ Global Market, the NASDAQ Capital Market, NASDAQ Global Select Market or such other United States registered national securities exchange on which the Common Stock is listed or quoted for trading on the date in question.

2.                                      Registration.

(a)                                 Mandatory Registration. On or prior to the Filing Deadline, the Company and the Subsidiary Guarantors will prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement will be on Form S-1 or S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or S-3, in which case such registration will be on another appropriate form for such purpose) and will contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” section, substantially in the form attached hereto as Annex A, as the same may be amended in accordance with the provisions of this Agreement. The Company and the Subsidiary Guarantors will use their reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Deadline, and will use their reasonable best efforts to keep the Registration Statement (or a Subsequent Form S-3) continuously effective under the Securities Act until such date when all Registrable Securities covered by the Registration Statement cease to be Registrable Securities as determined by the counsel to the Company (the “Effectiveness Period”).

(b)                                 Suspension Periods. Notwithstanding Section 2(a), the Company and the Subsidiary Guarantors may, at any time, delay the filing or delay or suspend the effectiveness of a Registration Statement or, without suspending such effectiveness, deliver a notice (a “Suspension Notice”) that instructs any selling Holders not to sell any securities included in the Registration Statement or delay the filing of any amendment or supplement pursuant to Section 3, if the board of directors of the Company has determined and promptly notifies the selling Holders in writing that in its reasonable good faith judgment (i) a material event has occurred or is likely to occur with respect to the Company that has not been publicly disclosed and, if disclosed, could reasonably be expected to materially and adversely affect the Company and its ability to consummate the registration of the resale of the Registrable Securities or (ii) such registration could reasonably be expected to materially interfere with any material financing, acquisition, corporate reorganization, merger, tender offer or other significant transaction involving the Company (a “Suspension Period”), by providing the selling Holders with written notice of such Suspension Period and the reasons therefor. The Company will use its reasonable best efforts to provide such notice at least ten (10) Business Days prior to the commencement of such a Suspension Period; provided, however, that in any event the Company will provide such notice no later than the commencement of such Suspension Period; provided, further, that in no event will a Suspension Period exceed 60 days and in no event shall the total number of days subject to a Suspension Period during any consecutive 12-month period exceed 90 days. Any Suspension Period will not be deemed to end until the Holders have received a notice from the Company stating that such Suspension Period has ended.

(c)                                  Additional Interest. The parties hereto agree that the Holders will suffer damages if the Company and the Subsidiary Guarantors fail to fulfill their obligations under this Section 2 and that, in such case, it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if:

(i)                                     the Company and the Subsidiary Guarantors do not file a Registration Statement by the Filing Deadline;

(ii)                                  a Registration Statement is not declared effective by the Commission on or before the applicable Effectiveness Deadline;

(iii)                               the Company and the Subsidiary Guarantors extend any Suspension Period beyond 90 days during any consecutive 12-month period; or

(iv)                              a Registration Statement is filed and declared effective but, during the applicable Effectiveness Period, a Registration Statement is not effective for any reason or the Prospectus contained therein is not available for use for any reason, including by reason of its withdrawal or termination pursuant to Section 3(e), or, other than by reason of a Suspension Period as provided in Section 2(b), will fail to be usable for its intended purpose without such disability being cured within ten (10) Business Days by an effective post-effective amendment to such Registration Statement, a supplement to the Prospectus, a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure or the effectiveness of a Subsequent Form S-3, and either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c); or (y) the Company fails to satisfy any condition set forth in Rule 144(i)(2) as a result of which any of the Holders are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions)

(each such event referred to in foregoing clauses (i) through (iv), a “Registration Default”), then in such event as partial relief for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities and not as a penalty (which remedy will not be exclusive of any other remedies available at law or equity), the Company and the Subsidiary Guarantors hereby agree to pay to each Holder, subject to Section 2(d), aggregate Additional Interest equal to 0.25% per year on all outstanding Notes constituting Registrable Securities (and all outstanding Shares to the extent any Notes have been converted prior to the occurrence of the Registration Default and such Shares remain Registrable Securities) for the first 90 days after such Registration Default and then, if such Registration Default is then continuing, 0.50% per year on all outstanding Notes constituting Registrable Securities (and all outstanding Shares to the extent any Notes have been converted prior to the occurrence of the Registration Default and such Shares remain Registrable Securities); provided that any payment on Shares will be calculated based on the principal amount of the Notes as a result of conversion of which such Shares have been issued; provided further that any such Additional Interest will cease to accrue to Holders hereunder and under the Indenture when any such Registration Default will cease, be remedied or be cured. The Company and the Subsidiary Guarantors will pay any Additional Interest as set forth in, and subject to the terms and conditions of, the Indenture.

(d)                                 Holders’ Agreements. It will be a condition of each Holder’s rights under this Agreement, and each Holder agrees, as follows:

(i)                                     Cooperation & Selling Holder Questionnaire. Such Holder will cooperate with the Company by, with reasonable promptness, supplying information and executing documents relating to such selling Holder or the securities of the Company owned by such selling Holder in connection with such registration which are customary for offerings of this type or is required by applicable laws or regulations (including agreeing to sell such selling Holder’s Registrable Securities on the basis provided in any underwriting arrangements containing customary terms reasonably satisfactory to such selling Holder), including but not limited to furnishing to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”). The Company will not be required to include the Registrable Securities of a Holder in a Registration Statement and will not be required to pay any Additional Interest or other damages under Section 2(c) to any Holder who fails to furnish to the

Company a fully completed Selling Holder Questionnaire at least five (5) Business Days prior to the applicable Filing Deadline.

(ii)                                  Undertakings. Such selling Holder will enter into any undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to insure compliance with federal and state securities laws and the rules or other requirements of FINRA or which the Company or the underwriters may reasonably request to otherwise effectuate the offering.

(iii)                               Shelf Sales. In connection with and as a condition to the Company’s obligations with respect to any shelf Registration Statement, each Holder covenants and agrees that it will not offer or sell any such Registrable Securities under the Registration Statement until the Registration Statement has been declared effective by the Commission and such Holder has provided a written notice to the Company of such proposed sale.

(iv)                              Discontinuance of Sales. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a Suspension Notice or a Discontinuance Notice from the Company, such Holder will forthwith discontinue any offers and sales of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(e)                                  Piggyback Registrations. Without limiting any obligation of the Company and the Subsidiary Guarantors hereunder, if (i) there is not an effective Registration Statement covering all of the Registrable Securities, if the Prospectus contained therein is not available for use, or if Rule 144 is not available with respect to the Registrable Securities and (ii) the Company shall determine to prepare and file with the Commission a registration statement or offering statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business (or a business combination subject to Rule 145 under the Securities Act) or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), or a dividend reinvestment or similar plan or rights offering, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen (15) calendar days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement or offering statement all or any part of such Shares constituting Registrable Securities that such Holder requests to be registered; provided, however, the Company shall not be required to register any Shares pursuant to this Section 2(e) that are the subject of a then-effective Registration Statement, and provided further that the Company shall not be required to include any Shares which an underwriter shall advise the Company will materially adversely affect the Company’s ability to sell all of the shares which the Company intended to sell. The Company may postpone or withdraw the filing or the effectiveness of a piggyback registration at any time in its sole discretion. The Company shall not grant piggyback registration rights to any holders of its Common Stock or securities that are convertible into its Common Stock that are senior to the rights of the Holders set forth in this Section 2(e).

3.                                      Registration Procedures. In connection with the Company’s and the Subsidiary Guarantors’ obligations to effect a registration pursuant to Section 2(a), the Company, the Subsidiary Guarantors and, as applicable, the Holders, will do the following:

(a)                                 FINRA Cooperation. The Company, the Subsidiary Guarantors and the Holders will cooperate and assist in any filings required to be made with FINRA.

(b)                                 Right to Review Prior Drafts. Not less than ten (10) Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company will furnish to each Holder copies of the “Selling Securityholders” and “Plan of Distribution” sections of such documents in the form in which the Company proposes to file them, which sections will be subject to the review of each such Holder. Each Holder will provide comments, if any, within five (5) Business Days after the date such materials are provided. The Company will not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Securityholders” or the “Plan of Distribution” sections thereof differ in any material respect from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).

(c)                                  Right to Copies. The Company and the Subsidiary Guarantors will furnish to each Holder, without charge, (i) at least one (1) conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, except if such documents are available on EDGAR; and (ii) as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request. The Company and the Subsidiary Guarantors hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(d)                                 Notices. The Company will notify each Holder covered by the Registration Statement as promptly as reasonably practicable: (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any amendments or supplements to the Registration Statement or the Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) if, at any time prior to the closing contemplated by an underwriting agreement entered into in connection with such Registration Statement, it becomes aware that the representations and warranties of the Company contained in such agreement cease to be true and correct; (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (F) of the happening of any event which it believes may make any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue and which requires the making of any changes in the Registration statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading; (G) upon the occurrence of a Suspension Period (items (C) through and including (G) being a “Discontinuance Notice”); and (H) upon the conclusion of a Suspension Period.

(e)                                  Withdrawal of Suspension Orders. The Company and the Subsidiary Guarantors will use their reasonable best efforts to respond as promptly as reasonably possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or to prevent any such suspension.

(f)                                   Supplements & Amendments. Subject to Section 2(a), if required, based on the advice of the Company’s counsel, the Company and the Subsidiary Guarantors will prepare a supplement or post-effective amendment to a Registration Statement, the related Prospectus or any document incorporated therein by reference or file any other required document or, if necessary, renew or refile a Registration Statement prior to its expiration, so that, as thereafter delivered to the purchasers of the Registrable Securities, (A) the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (B) such Registration Statement remains continuously effective as to the applicable Registrable Securities for its applicable Effectiveness Period and (C) the related Prospectus may be supplemented by any required prospectus supplement, and as so supplemented may be filed pursuant to Rule 424. Furthermore, subject to a Holder’s compliance with its obligations under Section 2(d)(i), the Company and the Subsidiary Guarantors will take such actions as are required to name such Holder as a selling Holder in a Registration Statement or any supplement thereto and to include (to the extent not theretofore included) in such Registration Statement the Registrable Securities identified in such Holder’s Selling Holder Questionnaire.

(g)                                  Listing. The Company will use its reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which identical securities issued by the Company are then listed if requested by the Holder thereof or the managing underwriters, if any, and, if not so listed, to be approved for listing on the national securities exchange on which the Company’s Common Stock is then listed.

(h)                                 Transfer Agent & Registrar. The Company will provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(i)                                     Certificates. The Company will cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to any Registration Statement, which certificates will be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(j)                                    CUSIPs. The Company, if necessary, will use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the Registration Statement.

(k)                                 Opinions & Comfort Letters. If underwriters are to be used, the Company and the Subsidiary Guarantors will use their reasonable best efforts to (A) obtain opinions of counsel to the Company and updates thereof addressed to managing underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters and (B) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to any such managing underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters by accountants in connection with underwritten offerings (each of the above being done at each closing under such underwriting agreement or as and to the extent required thereunder).

(l)                                     Legal Counsel. Holders will have the right to select one legal counsel, at the Company’s and the Subsidiary Guarantors’ expense pursuant to Section 4, to review any Registration Statement or Prospectus prepared pursuant to Section 2 or this Section 3, which will be such counsel as designated by the Holders of a majority of the Registrable Securities then outstanding. The Company and the Subsidiary

Guarantors will reasonably cooperate with such legal counsel’s reasonable requests in performing their obligations under this Agreement.

(m)                             Blue Sky. The Company and the Subsidiary Guarantors will, prior to any public offering of Registrable Securities, use their reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws (“Blue Sky”) of all jurisdictions within the United States that the selling Holders request in writing be covered, to keep each such registration or qualification (or exemption therefrom) effective during the applicable Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement; provided, that the Company and the Subsidiary Guarantors will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to become subject to any material tax in any such jurisdiction where it is not then so subject.

(n)                                 Subsequent Form S-3. If, at the time of filing of a Registration Statement, the Company is not eligible to use Form S-3 for transactions involving secondary offerings and the Company is not otherwise eligible to incorporate by reference prospectively into such Registration Statement, then at such time as the Company becomes eligible to register transactions involving secondary offerings on Form S-3, the Company may, in its sole discretion, file in accordance with the procedures outlined in this Section 3, including but not limited to all required notices to the Holders, an additional Registration Statement on Form S-3 to cover resales pursuant to Rule 415 of the Registrable Securities (a “Subsequent Form S-3”), and, when such Subsequent Form S-3 has been filed with the Commission, the Company may, concurrently with its filing of a request for acceleration of effectiveness of such Subsequent Form S-3, withdraw or terminate the original Registration Statement; provided, however, that nothing in this Section 3(n) will be interpreted to limit the Company’s obligations pursuant to Section 2(a).

4.                                      Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company and the Subsidiary Guarantors will be borne by the Company and the Subsidiary Guarantors whether or not any Registrable Securities are sold pursuant to a Registration Statement including, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) related to compliance with applicable state securities or Blue Sky laws and (C) incurred in connection with the preparation or submission of any filing with FINRA); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses); (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company and the Subsidiary Guarantors and counsel pursuant to Section 3(l); (v) Securities Act liability insurance, if the Company and the Subsidiary Guarantors so desire such insurance; (vi) fees and expenses of all other persons retained by the Company and the Subsidiary Guarantors in connection with the consummation of the transactions contemplated by this Agreement and (vii) all of the Company’s and the Subsidiary Guarantors’ own internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder; provided, however, that each selling Holder will pay (i) all underwriting discounts, commissions, fees and expenses and all transfer taxes with respect to the Registrable Securities sold by such selling Holder; (ii) any fees and expenses of legal counsel other than counsel pursuant to Section 3(l) and (iii) all other expenses incurred by such selling Holder and incidental to the sale and delivery of the shares to be sold by such Holder.

5.                                      Indemnification.

(a)                                 Indemnification by the Company and the Subsidiary Guarantors. The Company and the Subsidiary Guarantors will, jointly and severally, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members and shareholders of each Holder and each person who controls any Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of any such controlling persons, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon, in the case of the Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in a Registration Statement, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder for use in the Registration Statement, such Prospectus or such form of Prospectus (it being understood and agreed that the only such information furnished to the Company by or on behalf of any Holder consists of the information described in Annex A hereto, as may be amended in accordance with the provisions of this Agreement, for this purpose), (2) if such untrue statement or omission was made in any preliminary Prospectus, if the selling Holder failed to deliver a copy of the final Prospectus, if obligated to do so, with or prior to the delivery of written confirmation of the sale by such selling Holder to the Person asserting the claim from which such Losses allegedly arose; or (3) resulted from the use by any Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.

(b)                                 Indemnification by Holders. Each Holder will, severally and not jointly, indemnify and hold harmless the Company and the Subsidiary Guarantors, their directors, officers, partners, members and shareholders and each person who controls the Company and the Subsidiary Guarantors (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of such controlling person, in each case to the fullest extent permitted by applicable law from and against all Losses, as incurred, arising solely out of or based upon, in the case of the Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in a Registration Statement or Prospectus, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such

Holder for use in the Registration Statement or Prospectus (it being understood and agreed that the only such information furnished to the Company by or on behalf of any Holder consists of the information described in Annex A hereto, as may be amended in accordance with the provisions of this Agreement, for this purpose), (2) if such untrue statement or omission was made in any preliminary Prospectus, if the selling Holder failed to deliver a copy of the final Prospectus, if obligated to do so, with or prior to the delivery of written confirmation of the sale by such selling Holder to the Person asserting the claim from which such Losses allegedly arose or (3) resulted from the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the obligation to indemnify will be several and not joint and in no event will the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by any such selling Holder upon the sale of the Registrable Securities under the Registration Statement giving rise to such indemnification obligation.

(c)                                  Conduct of Indemnification Proceedings. In order for a Person (the “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any Person against the Indemnified Party (a “Claim”), such Indemnified Party must notify the indemnifying party (“Indemnifying Party”) in writing, and in reasonable detail, of the Claim as promptly as reasonably possible after receipt by such Indemnified Party of notice of the Claim; provided, however, that failure to give such notification on a timely basis shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually materially prejudiced as a result of such failure. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court filings and related papers) received by the Indemnified Party relating to the Claim.

If a Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges its obligation in writing to indemnify the Indemnified Party therefor, to assume at its cost the defense thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party and to settle such suit, action, claim or proceeding in its discretion with an unconditional full release of the Indemnified Party and no admission of fault, liability, culpability or a failure to act by or on behalf of the Indemnified Party. Notwithstanding any acknowledgment made pursuant to the immediately preceding sentence, the Indemnifying Party shall continue to be entitled to assert any limitation to the amount of Losses for which the Indemnifying Party is responsible pursuant to its indemnification obligations. Should the Indemnifying Party so elect to assume the defense of a Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof unless (i) the Indemnifying Party has materially failed to defend, contest or otherwise protest in a timely manner against Claims or (ii) such Indemnified Party reasonably objects to such assumption on the grounds that there are defenses available to it which are different from or in addition to the defenses available to such Indemnifying Party and, as a result, a conflict of interest exists. Subject to the limitations in the preceding sentence, if the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood, however, that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof. If the Indemnifying Party chooses to defend any Claim, all the parties hereto shall cooperate in the defense or prosecution of such Claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying

Party of records and information which are reasonably relevant to such Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party shall have assumed the defense of a Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld); provided, however, the Indemnified Party shall be free to admit liability with respect to, or settle, compromise or discharge such Claim without the Indemnifying Party’s consent to the extent that the Indemnifying Party fails to acknowledge in writing its obligation to indemnify hereunder with respect to such Claim within twenty (20) Business Days following the Indemnified Party’s delivery to the Indemnifying Party of (i) a written request for such acknowledgement and (ii) a written notice describing the Claim and the basis upon which the Indemnified Party seeks indemnity therefor in reasonable detail.

The obligations of the Company, the Subsidiary Guarantors and the Holders under this Section 5 shall survive completion of any offering of Registrable Shares pursuant to a Registration Statement and the termination of this Agreement. The Indemnifying Party’s liability to any such Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

(d)                                 Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 5(a) or 5(b) was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5. Notwithstanding the provisions of this Section 5, no Holder will be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Company’s and the Subsidiary Guarantors’ obligations to contribute pursuant to this Section 5 are joint and several.

(e)                                  Other. The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.                                      Miscellaneous.

(a)                                 Notices. All notices or other communications hereunder will be in writing and will be given by (i) personal delivery, (ii) courier or other delivery service which obtains a receipt evidencing delivery, (iii) registered or certified mail (postage prepaid and return receipt requested) or (iv) facsimile or similar electronic device, to such address as may be designated from time to time by the relevant party, and which will initially be:

(a)                                 in the case of the Company and each of the Subsidiary Guarantors:

Senseonics Holdings, Inc.
24051 Seneca Meadows Parkway
Germantown, MD 20876
Facsimile: (301) 515-0988
Attention: Chief Financial Officer

With a copy to:

Cooley LLP
11951 Freedom Drive
Reston, VA 20190
Facsimile: (703) 456-8100
Attention: Christian E. Plaza

(b)                                 in the case of Jefferies:

Jefferies LLC
520 Madison Avenue
New York, New York 10022
Facsimile:  (646) 619-4437
Attention:  General Counsel

With a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036
Facsimile: (917) 777-3259
Attention: Michael J. Zeidel, Esq.

Notices to Holders shall be provided to the address specified on such Holder’s Selling Holder Questionnaire.  All notices and other communications will be deemed to have been given (i) if delivered by the United States mail, three (3) Business Days after mailing (five (5) Business Days if delivered to an address outside of the United States), (ii) if delivered by a courier or other delivery service, one (1) Business Day after dispatch (two (2) Business Days if delivered to an address outside of the United States) and (iii) if personally delivered or sent by facsimile or similar electronic device, upon receipt by the recipient or its agent or employee (which, in the case of a notice sent by facsimile or similar electronic device, will be the time and date indicated on the transmission confirmation receipt). No objection may be made by a party to the manner of delivery of any notice actually received in writing by an authorized agent of such party.

(b)                                 Governing Law; Jurisdiction; Jury Trial; etc. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

(c)                                  Remedies. In the event of a breach by the Company or any Subsidiary Guarantor of their obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Subsidiary Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby waives the defense in any action for specific performance that a remedy at law would be adequate.

(d)                                 Complete Agreement; Modifications. This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may be amended, altered or modified only by a writing signed by the Company, the Subsidiary Guarantors and the Holders of a majority of the Registrable Securities then outstanding.

(e)                                  Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

(f)                                   Third-Party Beneficiaries. None of the provisions of this Agreement will be for the benefit of, or enforceable by, any third-party beneficiary, except with respect to the Holders.

(g)                                  Successors and Assigns. Except as provided herein to the contrary, this Agreement will be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

(h)                                 Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(i)                                     Severability. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

(j)                                    Attorneys’ Fees. Should any litigation be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this

Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding will be entitled, in addition to such other relief as may be granted, to the attorneys’ fees and court costs incurred by reason of such litigation.

(k)                                 Headings. The Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Section.

(l)                                     Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Remainder of page intentionally left blank, signature pages to follow]

IN WITNESS WHEREOF, the parties have executed this Resale Registration Rights Agreement as of the date first written above.

SENSEONICS HOLDINGS, INC.

By:	/s/ Timothy T. Goodnow
	Name:	Timothy T. Goodnow
	Title:	President and CEO

SENSEONICS, INCORPORATED

By:	/s/ Timothy T. Goodnow
	Name:	Timothy T. Goodnow
	Title:	President and CEO

[Signature Page to Registration Rights Agreement]

JEFFERIES LLC

By:	/s/ A. Colyer Curtis
	Name:	A. Colyer Curtis
	Title:	Managing Director

[Signature Page to Registration Rights Agreement]

Annex A

PLAN OF DISTRIBUTION

We are registering the Securities covered by this prospectus on behalf of the Selling Securityholders. All costs, expenses and fees connected with the registration of these Securities will be borne by us. Any brokerage commissions and similar expenses connected with selling the Securities will be borne by the Selling Securityholders. The Selling Securityholders may offer and sell the Securities covered by this prospectus from time to time in one or more transactions. The term “Selling Securityholders” includes pledgees, donees, transferees and other successors-in-interest who may acquire Securities through a pledge, gift, partnership distribution or other non-sale related transfer from the Selling Securityholders. The Selling Securityholders will act independently of the Company in making decisions with respect to the timing, manner and size of each sale and they may sell Securities on one or more exchanges, including the NYSE American, in the over-the-counter market or in privately negotiated transactions at prevailing market prices at the time of sale, at fixed prices, at varying prices determined at the time of the sale or at negotiated prices. These transactions include:

•                  ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its own account pursuant to this prospectus;

•                  exchange or over-the-counter distributions in accordance with the rules of the exchange or other market;

•                  block trades in which the broker-dealer attempts to sell the Securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  a combination of any such method of sale; and

•                  any other method permitted pursuant to applicable law.

In connection with distributions of the Securities or otherwise, the Selling Securityholders may:

•                  sell the Securities short and redeliver the Securities to close out short positions;

•                  enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to them of Securities covered by this prospectus, which they may in turn resell; and

•                  pledge Securities to broker-dealers or other financial institutions, which, upon a default, they may in turn resell.

The Selling Securityholders may also sell any Securities under Rule 144 rather than with this prospectus if the sale meets the requirements of that rule.

In effecting sales, the Selling Securityholders may engage broker-dealers or agents, who may in turn arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the Selling Securityholders and/or from the purchasers of Securities for whom the broker-dealers may act as agents or to whom they sell as principal, or both. The compensation to a particular broker-dealer may be in excess of customary commissions. To our knowledge, there is currently no plan, arrangement or understanding between any Selling Securityholders and any broker-dealer or agent regarding the sale of any Securities by the Selling Securityholders.

The Selling Securityholders, any broker-dealers or agents and any participating broker-dealers that act in connection with the sale of the Securities covered by this prospectus may be “underwriters” under the Securities Act with respect to those Securities and will be subject to the prospectus delivery requirements of that Act. Any profit that the Selling Securityholders realize, and any compensation that any broker-dealer or agent may receive in connection with any sale, including any profit realized on resale of Securities acquired as principal, may constitute underwriting discounts and commissions. If the Selling Securityholders are deemed to be underwriters, the Selling Securityholders may be subject to certain liabilities under statutes including, but not limited to, Section 11, 12 and 17 of the Securities Act and Section 10(b) and Rule 10b-5 under the Exchange Act.

The securities laws of some states may require the Selling Securityholders to sell the Securities in those states only through registered or licensed brokers or dealers. These laws may also require that we register or qualify the Securities for sale in those states unless an exemption from registration and qualification is available and the Selling Securityholders and we comply with that exemption. In addition, the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of Securities in the market and to the activities of the Selling Securityholders and their affiliates. Regulation M may restrict the ability of any person engaged in the distribution of the Securities to engage in market-making activities with respect to the Securities. All of the foregoing may affect the marketability of the Securities and the ability of any person to engage in market-making activities with respect to the Securities.

If any Selling Securityholder notifies us that he has entered into any material arrangement with a broker-dealer for the sale of Securities through a block trade, special offering, exchange distribution, over-the-counter distribution or secondary distribution, or a purchase by a broker or dealer, we will file any necessary supplement to this prospectus to disclose:

•                  the number of Securities involved in the arrangement;

•                  the terms of the arrangement, including the names of any underwriters, dealers or agents who purchase Securities, as required;

•                  the proposed selling price to the public;

•                  any discount, commission or other underwriting compensation;

•                  the place and time of delivery for the Securities being sold;

•                  any discount, commission or concession allowed, reallowed or paid to any dealers; and

•                  any other material terms of the distribution of Securities.

In addition, if the Selling Securityholder notifies us that a donee, pledgee, transferee or other successor-in-interest of the Selling Securityholder intends to sell more than [          ] Securities, we will file a supplement to this prospectus.

Annex B

SENSEONICS HOLDINGS, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, $0.001 par value per share, and/or 5.25% Convertible Senior Notes due 2025, of Senseonics Holdings, Inc. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of July 25, 2019 (the “Registration Rights Agreement”), among the Company, the Subsidiary Guarantors party thereto from time to time and Jefferies LLC. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein will have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

1.                        Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.                        Address for Notices to Selling Securityholder:

Name:
Address:

Telephone:
Fax:
Contact Person:

3.                        Beneficial Ownership of Registrable Securities:

(a)                                 Type and Amount of Registrable Securities Beneficially Owned:

4.                        Broker-Dealer Status:

(a)                                 Are you a broker-dealer?

Yes ☐                           No ☐

Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)                                 Are you an affiliate of a broker-dealer?

Yes ☐                           No ☐

(c)                                  If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐                           No ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.                 Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities Beneficially Owned by the Selling Securityholder:

6.                 Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Senseonics Holdings, Inc.
24051 Seneca Meadows Parkway
Germantown, MD 20876
Facsimile: (301) 515-0988
Attention: Chief Financial Officer